FIRST AMENDMENT TO LEASE
                             DATED November 23, 1993


This amendment to Lease is entered into as of the 24th day of June, 1997, THE INTEGRITY FUND II ("Landlord") and Steve Antry and Lisa Antry d.b.a. Beta Capital Group, Inc.
("Tenant").

RECITALS

A. Pursuant to that certain Lease dated November 23, 1993 for approximately 483 and 1401 square feet of that certain building at 901 Dove St. Suite 225 and Suite 230. Newport Beach CA 92660 (the 'Building') between Landlord and Tenant (the "Lease") All capitalized terms in this Amendment shall have the meaning defined in the Lease unless otherwise specified herein.

B. Landlord and Tenant mutually agree upon lease renewal.

NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, Landlord and Tenant hereby agree to amend the Lease as follows:

1. Lease of Twenty Four (24) months from 10/1/97 to expire on 9/30/99. The rate shall be $1.35 per square foot for all twenty four months.

2. Tenant will have a twelve month option at a rate of $1.40 per Square Foot. Option must be exercised 90 days prior to lease expiration or forfeited

3.   Paint suites with Building Standard Paint

4.   Name change from Beta Capital to Beta Oil And Gas, Inc.

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment Lease as of the date first written above.

LANDLORD:                                          TENANT:
THE INTEGRITY FUND II                              Steve Antry and Lisa Antry
                                                   d.b.a. Beta Oil & Gas, Inc.
By:______________                                  By:____________________
/s/Debra Wodarck                                      /s/Lisa Antry

                                 OFFER TO LEASE



To:           The Integrity Fund
1. The undersigned offeror, having inspected the premises or plans thereof hereby offers to lease premises as outlined in Schedules "A" and "B" and under the terms and conditions as set forth in the Lease attached hereto and forming a part hereof and initialed by the parties.


2. Cash/Cheque for $ 394.33 (for a total deposit of $2,166.60) payable to you as a deposit to be held by THE INTEGRITY FUND pending completion or other termination of this agreement, is attached hereto to apply as a deposit on Basic Rent and/or as security deposit which will be returned if this Offer is not accepted.


3. The lease shall be drawn by you in accordance with the attached lease and shall be executed by both parties herewith. The lease cancels the prior lease signed November 23, 1993 and any associated remaining deposits and rent will be transferred to this lease.

4. It is further understood that all representations made by THE INTEGRITY FUND or any of its representatives, are set out in this agreement.

5. This Offers shall be irrevocable until October 5, l994, after which time if not accepted this Offer shall be null and void.

DATED this third day of October, 1994.


Beta Capital Group, Inc.
Offeror's Name

/s/Steve Antry                              President
Signature                                   Title

Signature                                   Title

(Note. If a corporation, give title of signing officer and affix seal.)

The Integrity Fund hereby accepts the above Offer.

DATED this 3rd day of October, 1994

THE INTEGRITY FUND

Per:/s/The Integrity Fund

INDEX
                                                                        Page
1.     LEASED PREMISES.....................................................1
2.     TERM................................................................1
        (a)Term............................................................1
        (b) Delay in Occupancy.............................................1
        (c) Overholding....................................................2
3.     RENT
      (a) Basic Rent.......................................................2
      (b) Additional Rent..................................................2
        (i) Taxes..........................................................2
        (ii) Operating Costs...............................................2
(c) Payment Additional Rent................................................2
      (d) Accrual of Rent..................................................3
      (e) Recovery of Rent.................................................3
      (f) Limitations......................................................3
4.     SECURITY DEPOSIT....................................................3
5.    GENERAL COVENANTS
      (a) Landlord's Covenant..............................................3
      (b) Tenants Covenant.................................................3
6.    USE AND OCCUPANCY
       (a) Use.............................................................3
(b) Waste, Nuisance, etc...................................................4
      (c) Insurance Risks..................................................4
      (d) Compliance with Law..............................................4
(e) Environmental Compliance...............................................4
      (f) Rules and Regulations............................................4
7.    ASSIGNMENT AND SUB-LETTING
      (a)  No Assignment Without Consent...................................4
(b) Assignment or Sub-letting Procedures...................................4
(c) Assumption of Obligations:.............................................5
      (d) Tenants Continuing Obligations...................................5
8.    REPAIR AND DAMAGE
      (a) Landlord's Repairs to Building and Property......................5
      (b) Landlord's Repairs to the Leased Premises........................5
      (c) Tenant's Repairs.................................................5
      (d) Indemnification..................................................5
      (e) Damage and Destruction...........................................5
9.    INSURANCE AND LIABILITY
      (a) Landlord's Insurance.............................................6
      (b) Tenant's Insurance...............................................6
      (c) Limitation of Landlord's Liability...............................7
      (d) Indemnity of Landlord............................................7
      (e) Definition of "Insured Damage"...................................7
10.    EVENTS OF DEFAULT AND REMEDIES
      (a) Events of Default and Remedies...................................8
(b) Payment of Rent, etc. on Termination                                   9

ADDITIONAL PROVISIONS                                                   Page
11.   Relocation of Fixed Premises.........................................9
12.   Subordination and Attornment.........................................9
13.   Certificates.........................................................9
14.   Inspection of and Access to the Leased Premises.....................10
15.   Delay...............................................................10
16.   Waiver..............................................................10
17.   Sale, Demolition and Renovation.....................................10
18.   Public Taking.......................................................10
19.   Registration of Lease...............................................11
20.   Lease Entire Agreement..............................................11
21    Notices.............................................................11
22.   Interpretation......................................................11
23.   Extent of Lease Obligations.........................................11
24.   Use and Occupancy Prior to Term.....................................12
25.   Schedules...........................................................12

Definitions of Principal Terms                    Paragraph             Page
Additional Rent........................................3(b)                2
Additional Services....................................4(a)              D-1
Basic Rent.............................................3(a)                2
Building..................................................1                1
Debts, Liabilities & Obligations..........................4                3
Fiscal Period..........................................3(c)                2
Insured Damage.........................................9(e)                7
Landlord...................................................            1, 10
Landlord's Taxes.......................................2(a)              C-1
Leased Premises...........................................1                1
Leasehold Improvements....................................1              F-1
Landlord's Work...........................................2              F-2
Operating Costs...........................................5              D-2
Property..................................................1                1
Public Taking............................................18               10
Rent ..................................................3(d)                3
Taxes..................................................2(b)              C-1
Tenant.....................................................                1
Tenant's Proportionate Share...........................2(d)              C-1
Tenant's Proportionate Share..............................7              D-2
Tenant's Taxes.........................................2(c)              C-1
Term...................................................2(a)                1

THIS AGREEMENT made this Third day of October 1994


BETWEEN:


THE INTEGRITY FUND), a California Limited Partnership

in the City of Irvine
Of Orange County
(hereinafter called the "Landlord")



OF THE FIRST PART

and

BETA CAPITAL GROUP, INC.

Having an office at 901 Dove Street

In the City of Newport Beach County
Of Orange

(hereinafter called the "Tenant")

OF THE SECOND PART

In consideration of the rents, covenants and agreements hereinafter contained, the Landlord and Tenant hereby agree as follows:
                               1. LEASED PREMISES
Leased Premises:  The Landlord  does demise and lease to the Tenant the premises
                  (the "Leased Premises")located in a building (the "Building") having a municipal address of in the City of Newport Beach, California and known as 901 Dove Street

                         (the Leased Premises, the Building, together with the lands described in Schedule "A" attached hereto and present and future improvements, additions and changes thereto being herein called the "Property"), the Leased Premises consisting of approximately square feet (1,884 square feet on the second floor(s) as outlined in red on the plan or plans marked Schedule(s) "B" Premises attached hereto, excluding the exterior surfaces of the exterior walls of the Leased Premises.

                                     2. TERM
Term                     (a) TO HAVE AND TO HOLD  the  Leased  Premises  for and
                         during  the term of three  years and zero days / months
                         (the  "Term")  to be  computed  from  the  1st  day  of
                         October,  1994,  and to be fully  complete and ended on
                         the  30th  day of  September  , 1997  unless  otherwise
                         terminated.
Delay in Occupancy       (b) If the Leased Premises or any part thereof are not
                         ready for occupancy on the date of commencement of the Term, no part of the "Rent" (as hereinafter defined) or only a proportionate part thereof, in the event that the Tenant shall occupy a part of the Leased Premises, shall be payable for the period prior to the date when the entire Leased Premises are ready for occupancy and the full Rent shall accrue only after such last mentioned date. The Tenant agrees to accept any such abatement of Rent in full settlement of all claims which the Tenant might otherwise have by reason of the Leased Premises not being ready for occupancy on the date of commencement of the Term, provided that when the Landlord has completed construction of such part of the Leased Premises as it is obliged hereunder to construct, the Tenant shall not be entitled to any abatement of Rent for any delay in occupancy due to the Tenant's failure or delay to provide plans or to complete any special installations or other work required for its purposes or due to any other reason nor shall the Tenant be entitled abatement of Rent for any delay in occupancy if the Landlord has been unable to complete construction of the Leased Premises by reason of such failure or delay by the Tenant.
                         A certificate of the Landlord as to the date the Leased Premises were ready for occupancy and such construction as the Landlord is obliged to complete is substantially completed, or as to the date upon which the same would have been ready for occupancy and completed respectively but failure or delay of the Tenant, shall be conclusive and binding on the Tenant and Rent in full shall accrue and become payable from the date set out in the said certificate.
                         Notwithstanding any delay in occupancy, the expiry date of this Lease shall remain unchanged.

Overholding              (c) If at the expiration of the Term or sooner
                         termination hereof, the Tenant shall remain in possession without any further written agreement or in circumstances where a tenancy thereby be created by implication of law or otherwise, a tenancy from year to year shall not be created by implication of law or otherwise, but the Tenant shall be deemed to be a monthly only, at 125% "Basic Rent" (as hereinafter defined) payable monthly in advance plus "Additional
                         Rent" (as hereinafter defined) and otherwise upon and subject to the same terms and conditions herein contained, excepting provisions for renewal (if any) and leasehold improvement allowances (if any), contained herein, and nothing, including the acceptance of any Rent by the Landlord for periods other than monthly periods, shall extend this Lease to the contrary except an agreement in writing between the Landlord and the Tenant and the Tenant hereby authorizes the Landlord to apply any moneys received from the Tenant in payment of such monthly Rent.

                                     3. RENT
Basic Rent               (a) The Tenant shall without deduction or right of
                         offset pay to the Landlord yearly and every year during the Term as rental (herein called 'Basic Rent"), the sum of Twenty-Five Thousand Nine Hundred and
                         Ninety-Nine Dollars and Twenty cents ($25 ,999.20) of lawful money of the jurisdiction in which the Leased
                         Premises are located in equal monthly installment of Two Thousand One Hundred Sixty-six dollars and Sixty cents ($2,166.60) each in advance on the first day of each month during the Term, the first payment to be made the first day of October, 1994.

Additional               Rent (c) The Tenant shall,  without  deduction or right
                         of offset pay to the Landlord yearly and every year during the Term as additional rental (herein called
                         "Additional Rent")
                           (i) the amounts of any Taxes payable by the Tenant to
                         the Landlord pursuant to the provisions of Schedule "C" attached hereto; and
                           (ii) the amounts  required to be paid to the Landlord
                         pursuant to the provisions of Schedule "D" attached hereto.

Payment Additional Rent (c) Additional Rent shall be paid and adjusted with reference to a fiscal period of twelve
                         (12) calendar months ("Fiscal Period"), which shall be a calendar year unless the Landlord shall from time to time have selected a Fiscal Period which is not a calendar year by written notice to the Tenant.

                              The Landlord shall advise the Tenant in writing of
                         its estimate of the Additional Rent to be payable by the Tenant during the Fiscal Period (or broken portion of the Fiscal Period, as the case may be, if applicable at the commencement or end of the Term or because of a change in Fiscal Period), which commenced upon the commencement date of the Term and for each succeeding Fiscal Period or broken portion thereof which commences during the Term. Such estimate shall in every case be a reasonable estimate and, if requested by the Tenant, shall be accompanied by reasonable particulars of the manner in which it was calculated. The Additional Rent payable by the Tenant shall be paid in equal monthly installments in advance at the same time as payment of Basic Rent is due hereunder based on the Landlord's estimate as aforesaid. From time to time, the Landlord may re-estimate, on a reasonable basis, the amount of Additional Rent for any Fiscal Period or broken portion thereof, in which case the Landlord shall advise the Tenant in writing of such re-estimate and fix new equal monthly installments for the remaining balance of such Fiscal Period or broken portion thereof. After the end of each such Fiscal period or broken portion thereof the Landlord shall submit to the Tenant a statement of the actual Additional Rent payable in respect of such Fiscal Period or broken portion thereof and a calculation of the amounts by which the Additional Rent payable by the Tenant exceeds or less than (as the case may be) the aggregate installments paid by the Tenant on account of Additional Rent for such Fiscal Period.

                         Within thirty (30) days after the submission of such statement either the Tenant shall pay to the Landlord any amount by which the amount found payable by the Tenant with respect to such Fiscal Period or broken portion thereof exceeds the aggregate of the monthly payments made by it on account thereof during such Fiscal Period or broken portion thereof, or the Landlord to the Tenant any amount by which the amount found payable as aforesaid is less than the aggregate of such monthly payments.

Accrual of Rent          (d) Basic Rent and Additional Rent (herein collectively
                         called "Rent") shall be considered as accruing from day to day, and Rent for an irregular period of less than one year or less the calendar month shall be apportioned and adjusted by the Landlord for the Fiscal
                         Periods of the Landlord in which the tenancy created hereby commences and expires. Where the calculation of Additional Rent for a period cannot be made until after the termination of this Lease, the obligation of the Tenant to pay Additional Rent shall survive the termination hereof and Additional Rent for such period shall be payable by the Tenant upon demand by the Landlord. If the Term commences or expires on any day other than the first or the last day of a month, Rent for such fraction of a month shall be apportioned and adjusted as aforesaid and paid by the Tenant on the commencement date of the Term.

Recovery of Rent         (e) Rent and any other  amounts  required to be
                         paid by the Tenant to the Landlord under this Lease shall be deemed to be and be treated as rent and payable and recoverable as rent, and the Landlord shall have all rights against the Tenant for default in any payment of rent and other amounts as in the case of arrears in rent.

Limitations              (f) The information set out in statements, documents or
                         other  writings  setting  out the amount of  Additional
                         Rent  submitted to the Tenant under or pursuant to this
                         Lease  shall be  binding  on  Tenant  and  deemed to be
                         accepted  by it and shall not be subject  to  amendment
                         for any reason unless the Tenant gives  written  notice
                         to  the   Landlord   within  sixty  (60)  days  of  the
                         Landlord's submission of such statement, document, or writing identifying the statement, document or writing and setting out in reasonable detail the reason why such statement, document or writing should not be binding on the Tenant.


                    4.   SECURITY  DEPOSIT

Security Deposit         The Tenant shall pay to the  Landlord  on  execution
                         of this  Lease  by the Tenant the sum of Three Hundred
                         Ninety-Four Dollars and Thirty-Three  cents Dollars
                         ($394.33) as an additional deposit for a total  deposit
                         of  $2,166.60  to  the Landlord  to stand as  security
                         for the payment by the Tenant  of any and all  present
                         an  future  debts  and liabilities of the Tenant to the
                         Landlord and for the performance  by the Tenant of all
                         of its obligations arising under or in connection with
                         this Lease (the "Debts, Liabilities & Obligations").
                         The Landlord shall not be required to keep the deposit
                         separate  from its general funds.  In the event of the
                         Landlord  disposing of its  interest  in this  Lease,
                         the  Landlord shall credit the deposit to its successor
                         and thereupon shall have no  liability  to the Tenant
                         to repay the security deposit to the Tenant.  Subject
                         to the foregoing and to the Tenant not being in default
                         under this Lease,  the Landlord shall repay the
                         security deposit to the Tenant without  interest  at
                         the  end of the  Term  or  sooner termination  of the
                         Lease  provided  that  all  Debts, Liabilities  and
                         Obligations  of  the  Tenant  to  the Landlord are paid
                         and performed in full,  failing which the  Landlord
                         may on  notice  to the  Tenant  elect to retain  the
                         security   deposit  and  to  apply  it  in reduction of
                         the Debts, Liabilities and Obligations and the Tenant shall remain fully liable to the Landlord for payment and performance of the remaining Debts, Liabilities and Obligations.

                              5. GENERAL COVENANTS
Landlord's Covenant      (a) The Landlord covenants with the Tenant:
                            (i) for quiet  enjoyment; and
                            (ii) To observe and perform all the covenants and obligations of the Landlord herein.

Tenants' Covenant        (a) The Tenant covenants with the Landlord:

                             (i)  to pay  Rent:  and
                             (ii) To observe and perform all the covenants and obligations of the Tenant herein.

                              6. USE AND OCCUPANCY
Use                      The Tenant covenants with the Landlord:
                         (a) to use the Leased Premises for any purpose other than an office for the conduct of the Tenant's business which is general office use.

Waste, Nuisance, etc.    (b) not to commit, or permit, any waste,
                         injury  or  damage  to  the  Property   including   the
                         Leasehold Improvements and any trade fixtures therein, any loading of the floors thereof in excess of the maximum degree of loading as determined by the Landlord acting reasonably, any nuisance or any use or manner of use causing annoyance to other tenants and occupants of the Property or to the Landlord;

Insurance Risks          (c)  not to do,  omit  or  permit  to be done or
                         omitted to be done upon the Property anything which would cause to be increased the Landlord's cost of insurance or the costs of insurance of' another tenant of the Property against perils as to which the Landlord or such other tenant has insured or which shall cause any policy of insurance on the Property to be subject to cancellation;

Compliance with  Law     (d) to  comply  at its own  expense  with all
                         governmental   laws,   regulations   and   requirements
                         pertaining  to the  occupation  and  use of the  Leased
                         Premises, the condition of the Leasehold Improvements, trade fixtures, furniture and equipment installed by or on behalf of therein and the snaking by the Tenant of any repairs, changes or improvements therein;

Environmental Compliance (e) (i) to conduct and maintain its business and operations at the Leased Premises comply in all respects with common law and with all present and future applicable federal, provincial/state, local, municipal, governmental or quasi. Government by-laws, rules, regulations, licenses, orders, guidelines, directives, permits, decisions, requirements concerning occupational or public health and safety or the environment and any order, injunction, judgment, declaration, notice or demand issued there ("Environmental Laws").
                         (ii) not to  permit or suffer
                         any  substance  which is  hazardous  or is  prohibited,
                         restricted, regulated or controlled under any Environmental Law to be present at, on or in the Leased Premises, unless it has received the prior written consent of the Landlord which consent may be arbitrarily withheld.

Rules and  Regulations   (f) to observe  and  perform,  and to
                         cause its employees,  invitees and others over whom the
                         Tenant can  reasonably be expected to exercise  control
                         to  observe  and  perform,  the Rules  and  Regulations
                         contained in Schedule "E" hereto,  and such further and
                         other  reasonable  rules and regulation  amendments and
                         additions  therein  as may  hereafter  be  made  by the
                         Landlord and notified in writing to the Tenant,  except
                         that  no  change  or  addition  may  be  made  that  is
                         inconsistent  with this Lease unless as may be required
                         by   governmental   regulation  or  unless  the  Tenant
                         consents thereto. The imposition of such Rules and Regulations shall not create or imply any obligation the Landlord to enforce them or create any liability of the Landlord for their non-enforcement otherwise.

                          7. ASSIGNMENT AND SUB-LETTING

No  Assignment          (a) The Tenant  covenants  that it will not assign this
and Subletting          Lease or sub-let the Leased Premises in whole or in part
                        without the prior written consent of the Landlord, which
                        consent the Landlord covenants not to  withhold
                        unreasonably  (i) as to any  assignee  or sub-lessee who
                        is  in  a   satisfactory   financial condition, agrees
                        to use the Leased Premises for those purposes permitted
                        hereunder and is otherwise satisfactory  to  the
                        Landlord,  and  (ii)  as to  any portion of the Leased
                        Premises which, in the Landlord's sole judgment, is a
                        proper and rational division of the Leased  Premises
                        subject  to the  Landlord's right of termination arising
                        under  this  paragraph.   Without limitation, the Tenant
                        shall for the  purpose of this paragraph  be  considered
                        to assign or  sub-let in any case where it permits the
                        Leased  Premises  or any portion thereof to be, or the
                        Leased  Premises  or any portion thereof are, occupied
                        by persons other than the Tenant, its employees and
                        others engaged in carrying on the  business  of  the
                        Tenant,   whether  pursuant  to assignment, sub-letting,
                        license or other right, or where any of' the foregoing occurs by operation of law.

Assignment or           (b) The Tenant shall not assign this Lease or sub-let
Sub-Letting Procedures  the whole or any part of the Leased Premises unless:
                            (i) it shall have received or procured a bona fide written offer to take an assignment sub-lease which is not inconsistent with this Lease, and the acceptance of which would not breach any provision of this Lease if this paragraph is complied with and which the Tenant has determined to accept subject to this paragraph being complied with, and

                           (ii) it shall have first requested  and  obtained the
                            consent in writing of the Landlord thereto.

                         Any request for consent shall be in writing and accompanied by a copy of the offer certified by the Tenant to be true and complete, and the Tenant shall furnish to the Landlord all information available to the Tenant and requested by the Landlord as to the responsibility, financial standing and business of the proposed assignee or sub-tenant. Notwithstanding the provisions sub-paragraph (a), within twenty (20) days after the receipt by the Landlord of such request, consent and of all information which the Landlord shall have requested hereunder, the Landlord shall have the right upon written notice of termination submitted to the Tenant, if the request is assign this Lease or sub-let the whole of the Leased Premises, to cancel and terminate this Lease, or if the request is to sub-let a part of the Leased Premises, to cancel and terminate this Lease with respect to such part, in each case as of a termination date to be stipulated in the notice of termination which shall be not less than thirty (30) days or more than sixty (60) days following the giving of such notice. In such event the Tenant shall surrender the whole or part, as the case may be, of the Leased Premises in accordance with such notice of termination and Base Rent Additional Rent shall be apportioned and paid to the date of surrender and, if a part only of the Leased Premises is surrendered, Basic Rent and Additional Rent shall after the date of surrender abate proportionately. If such consent shall be given the Tenant shall assign or sub-let, as the case may be, only upon the terms set out in the offer submitted to the Landlord as aforesaid and not otherwise.

Assumption of            (c) No assignment or sub-letting of this Lease shall be
Obligation               effective unless the assignee or sub-lessee shall
                         execute an assumption agreement on the Landlord's form, assuming all the obligations of the Tenant hereunder, and shall pay to the Landlord its reasonable fee for processing the assignment sub-letting.

Tenant's  Continuing     (d) The Tenant agrees that any consent to an assignment
Obligation               or sub-letting  of this Lease or Leased Premises, shall
                         not thereby Release the Tenant of its obligations hereunder.

                               8. REPAIR & DAMAGE
Landlord's  Repairs to   (a) The Landlord covenants with the Tenant to keep in a
Building & Property      good and reasonable state of repair and decoration:
                         (i)   those portions of the Property consisting of the
                               entrance,  lobbies,  stairways, corridors,
                               landscaped areas, parking areas, and other
                               facilities from time to time provided for use in common by the Tenant and other tenants of the
                               Building or Property, and the   exterior portions
                              (including foundations and roofs) of all buildings
                               and structures from time to time forming part of
                               the  Property  and   affecting  its  general
                               appearance;
                         (ii)  the Building (other than the Leased Premises
                               and  premises  of other  tenants)  including
                               systems for interior  climate  control,  the
                               elevators   and    escalators    (if   any),
                               entrances, lobbies, stairways, corridors and
                               washrooms  from  time to time  provided  for
                               common use by the  Tenant and other  tenants
                               of the  Building or Property and the systems
                               provided for use in common by the Tenant and
                               other  tenants of the  Building  or Property
                               and  the  systems   provided   for  bringing
                               utilities to the Leased Premises.

Landlord's Repairs to (b)The Landlord covenants with the Tenant to repair, so the Leased Premises far as reasonably feasible, and as expeditiously as reasonably feasible, defects in standard demising walls or in structural elements, exterior walls of the Building, suspended ceiling, electrical and mechanical installations standard to the Building installed by the Landlord in the Leased Premises (if and to the extent that such defects are sufficient to impair the Tenant's use of the Leased Premises while using them in a manner consistent with this Lease) and "Insured Damage" (as herein defined). The Landlord shall in no event be required to make repairs to Leasehold Improvements made by the Tenant, or by the Landlord on behalf of the Tenant or another tenant or to make repairs to wear and tear within the Leased
                         Premises.

Tenant's Repairs         (c) The Tenant  covenants with the Landlord
                         to  repair,  maintain  and keep at the  Tenant's  cost,
                         except  insofar as the  obligation to repair rests upon
                         the  Landlord  pursuant  to this  paragraph  the Leased
                         Premises,  including Leasehold Improvements in good and
                         substantial repair.  reasonable wear and tear excepted,
                         provided  that  this  obligation  shall  not  extend to
                         structural  elements or to exterior glass or to repairs
                         which the Landlord would be required to make under this
                         paragraph  for the  exclusion  therefrom of defects not
                         sufficient  to impair  the  Tenant's  use of the Leased
                         Premises while using them in a manner  consistent  with
                         this Lease.  The Landlord may enter Leased  Premises at
                         all reasonable times and view the condition thereof and
                         the  Tenant  covenants  with the  Landlord  to  repair,
                         sustain  and  keep  the  Leased  Premises  in good  and
                         substantial  repair  according  to notice  in  writing,
                         reasonable wear and tear excepted.  If the Tenant shall
                         fail to repair as aforesaid after reasonable  notice to
                         do so, the  Landlord  may effect  the  repairs  and the
                         Tenant  shall pay the  reasonable  cost  thereof to the
                         Landlord on demand,  The Tenant covenants with Landlord
                         that the Tenant will at the  expiration  of the Term or
                         sooner  termination  thereof  peaceably  surrender  the
                         Leased   Premises   and   appurtenances   in  good  and
                         substantial repair condition, reasonable wear and tear excepted.

Indemnification          (d) If any part of the Property  becomes out of repair,
                         damaged or destroyed  through  negligence of, or misuse
                         by, the Tenant or its  employees,  agents,  invitees or
                         others  under its  control,  the  Tenant  shall pay the
                         Landlord   on  demand   the   expense   of  repairs  or
                         replacement   including   the   Landlord's   reasonable
                         administration charge thereof, necessitated by such negligence or misuse.

Damage and  Destruction  (e) It is agreed  between the  Landlord  and the Tenant that:
                           (i) In the event of damage to the Property or to any part thereof, if the damage is such the Leased Premises or any substantial part thereof is rendered not reasonably capable of use and occupancy by the Tenant for the purposes of its business for any period of in excess of ten (10) days, then
                           (e)         (i) (1)  unless  the damage was caused by
                                       the fault or  negligence of the Tenant or
                                       its  employees,   agents,   invitees,  or
                                       others under its  control,  from the date
                                       of the occurrence of the damage and until
                                       the Leased Premises are again  reasonably
                                       capable   for   use  and   occupancy   as
                                       aforesaid,  the Rent payable  pursuant to
                                       this   Lease   from   time   to  time  in
                                       proportion  to the  part or  parts of the
                                       Leased reasonably capable of such use and
                                       occupancy, and
                                             (2) unless this Lease is terminated
                                       as hereinafter provided  the Landlord or
                                       the Tenant as the case may be (according
                                       to the nature of the damage and their
                                       obligations to repair as provided in
                                       sub-paragraphs (a), (b) and (c) of this
                                       paragraph) shall repair such damage with
                                       all reasonable diligence, but to the
                                       extent of the Leased Premises is not
                                       reasonably capable of such use and
                                       occupancy by reason of damage which the
                                       Tenant is obligated to repair hereunder,
                                       any abatement of Rent to which the
                                       Tenant would otherwise be entitled
                                       hereunder shall not extend later than the
                                       time by which, in the reasonable opinion
                                       of the Landlord, repairs by the Tenant
                                       ought to have been completed with
                                       reasonable diligence; and
                           (ii) if the Leased Premises are substantially damaged
                                or destroyed by any cause and if in the reasonable opinion of the Landlord given in writing within thirty (30) days occurrence the damage cannot reasonably be repaired within one hundred and eighty (180) days after the occurrence thereof, then the Lease shall terminate, in which event neither the Landlord nor the Tenant shall be bound to repair as provided in sub-paragraphs (a), (b) and (c) of this paragraph, and the Tenant shall instead deliver up possession of the Leased Premises to the Landlord with reasonable expedition and Rent shall be apportioned and paid to the date of the occurrence; and
                           (iii)if  premises  whether  of the  Tenant  or  other
                                tenants of the Property comprising in the aggregate half or more of the total number of square feet of rentable office area in the Property or half or more of the total number of square feet of rentable office area in the Building (as determined by the Landlord) or portions of the Property which affect access or services essential thereto, are substantially damaged or destroyed by any cause and if in the reasonable opinion of the Landlord the damage cannot reasonably be repaired one hundred and eighty (180) days after the occurrence thereof, then the Landlord by written notice to the Tenant given within thirty (30) days after the occurrence of such damage or destruction, terminate this Lease, in which event neither the Landlord nor the Tenant shall be bound to repair as provided in sub-paragraphs (a) (b) and (c) paragraph, and the Tenant shall instead deliver up possession of the Leased Premises to the Landlord with reasonable expedition but in any event within sixty (60) days delivery of such notice of termination, and Rent shall be apportioned and paid to upon which possession is so delivered up (but subject to any abatement to which the Tenant may be entitled under sub-paragraph (e) (i) of this paragraph).

                           9.INSURANCE AND LIABILITY
Landlord's  Insurance    (a) The  Landlord  shall take out and
                         keep in force during the Term insurance with respect to
                         the Property  except for the  "Leasehold  Improvements"
                         (as  hereinafter  defined) in the Leased  Premises  The
                         insurance to be maintained by the Landlord  shall be in
                         respect of perils and to amount on terms and conditions
                         which from time to time are  insurable  at a reasonable
                         premium and are normally insured by reasonable  prudent
                         owners of properties  similar to the Property from time
                         to time determined at reasonable intervals by insurance
                         advisors  selected b Landlord,  and whose opinion shall
                         be conclusive.  Unless and until the insurance advisors
                         state that any such perils are not customarily  insured
                         against  by  owners  of   properties   similar  to  the
                         Property, the perils to be insured against by the Landlord shall include, without limitation, public liability, boilers and machinery, fire and extended perils and may include at the option of the Landlord losses suffered by the Landlord in its capacity as Landlord through business interruption. The insurance to be maintained by the Landlord shall contain a waiver by the insurer of any of subrogation or indemnity or any other claim over which the insurer might otherwise be entitled against the Tenant or the agents or employees of the Tenant.

Tenant's  Insurance      (b) The Tenant shall take out and keep in force during
                         the Term:
                             (i) comprehensive general public liability insurance all on an occurrence basis with respect the business carried on, in or from the Leased Premises and the Tenant's use and occupancy of the Leased Premises and of any other part of the Property, with coverage for any one occurrence or claim of not less than One Million Dollars ($1,000,000) or such other amount as the Landlord may reasonably require upon not less than one (1) month notice at any time during the Term, which Insurance shall include the Landlord as a named insured and shall protect the Landlord in respect of claims by the Tenant as if the Landlord were separately insured;
                             (ii) insurance in respect of fire and such other perils as are from time to time in extended coverage endorsement covering the Leasehold Improvements, trade fixtures and the furniture and equipment in the Leased Premises for not less than 80% of the full replacement cost thereof and which insurance shall include the Landlord as insured as the Landlord's interest may appear; and
                             (iii) Insurance against such other perils and in such amounts as the Landlord may from time to time reasonably require upon not less than ninety (90) days written notice requirement to be made on the basis that the required insurance is customary at the time for prudent tenants of properties similar to the Property.

                         All insurance required to be maintained by the Tenant shall be on terms and with insurers satisfactory to the Landlord. Each policy shall contain a waiver by the insurer of any subrogation or indemnity or any other claim over to which the insurer might otherwise be entitled against the Landlord or the agents or employees of the Landlord, and shall also contain an undertaking by the insurer that no material change adverse to the Landlord or the Tenant will be made, and the policy will not lapse or be canceled, except after not less than thirty (30) days written notice to the Landlord of the intended change, lapse or cancellation. The Tenant shall furnish to the Landlord, if and whenever requested by it, certificates or other evidences acceptable to the Landlord as to the insurance from time to time effected by the Tenant and its renewal or continuation in force, together with evidence as to the method of determination of full replace cost of the Tenant's Leasehold Improvements, trade fixtures, furniture and equipment, and if the Landlord reasonably concludes that the all replacement cost has been underestimated, the Tenant shall forthwith arrange for any consequent increase in coverage required under sub-paragraph (b). If the Tenant shall fall to take out, renew and keep in force such insurance, or if the evidences submitted to the Landlord are unacceptable to the Landlord (or no such evidences are submitted within a reasonable period after request therefor by the Landlord), then the Landlord may give the Tenant written notice requiring compliance with this sub-paragraph and specifying the respects in which the Tenant is not then in compliance with this sub-paragraph. If the Tenant does not within forty-eight (48) hours provide appropriate evidence of compliance with this sub-paragraph the Landlord may (but shall not be obligated to) obtain some or all of the additional coverage or other insurance which the Tenant shall have failed to obtain, without prejudice to any other rights of the Landlord under this Lease or otherwise, and the Tenant shall pay all premiums and other reasonable expenses incurred by the Landlord to the Landlord on demand.

Limitation  of Landlords (c) The Tenant  agrees that the Landlord  shall not be
Liability                liable for any  bodily  injury or death of, or loss or
                         damage to any property belonging  to, the Tenant or its
                         employees,  invitees or licensee any other
                         person in, on or about the  Property  unless  resulting
                         from the actual willful  misconduct or gross negligence
                         of the Landlord or its own employees. In no event shall
                         the  Landlord be liable for any damage  which is caused
                         by steam,  water, rain or snow or other thing which may
                         leak into,  issue or flow from any part of the Property
                         or  from  the  pipes  or  plumbing   works,   including
                         sprinkler system (if any) therein or from any other place or for any damage caused by or attributable to the condition or arrangement of any electric or other wiring or of sprinkler heads (if any) or for any damage caused by anything done or omitted by any other tenant.

Indemnity of  Landlord   (d)  Except  with  respect  to  claims or
                         liabilities  in respect of any damage  which is Insured
                         Damage  to the  extent  of the cost of  repairing  such
                         Insured Damage, the Tenant agrees to indemnify and save
                         harmless the Landlord in respect of:
                           (i)      all  claims  for  bodily  injury  or  death,
                                    property  damage  or  other  loss or  damage
                                    arising  from the conduct of any work or any
                                    act or  omission of the Tenant or any assign
                                    sub-tenant,  agent,  employee,   contractor,
                                    invitee or licensee  of the  Tenant,  and in
                                    respect   of   all   costs,   expenses   and
                                    liabilities incurred by the Landlord in connection with arising out of all such claims, including the expenses of any action or proceeds pertaining thereto, and

                           (ii) any loss, cost, (including, without limitation, lawyers' fees and disbursements), expense or damage suffered by the Landlord arising from any breach by the Tenant of any of covenants and obligations under this Lease.

Definition of            (e) For purposes of this Lease, 'Insured Damage' means
"Insured Damage"         that part of any damage occurring to Property of which
                         the entire cost of repair (or the entire cost of repair
                         other than a deductible amount properly  collectable
                         by the  Landlord  as part of the Additional Rent) is
                         actually  recovered by the Landlord under a policy or
                         policies of  insurance  from time to time effected by
                         the Landlord pursuant to sub-paragraph (a) Where an
                         applicable policy of insurance contains an exclusion
                         for damages  recoverable  from a third party,
                         claims  as  to  which  the   exclusion   applies  shall
                         considered to constitute Insured Damage only if the Landlord successfully recovers from the third party.

                       10. EVENTS OF DEFAULT AND REMEDIES

Events of  Default  (a) In event of the  happening  of any one of the  following
and Remedies        events:
                             (i)     the Tenant  shall have to pay
                                     an installment of Basic Rent or of Addition or any other amount payable hereunder when due, and such failure shall be continuing for a period of more than thirty (30) days after the date such installment or amount due;

                             (ii) there shall be a default of or with any condition, covenant, agreement or obligation on the part of the Tenant to be kept, observed or performed hereunder (other than a condition, covenant, agreement or other obligation to pay Basic Rent, Additional Rent or any other amount of money) and such default shall be continuing for a period of more than twenty
                                     (20)  days  after  written  notice  by  the
                                     Landlord  to  the  Tenant   specifying  the
                                     default and requiring that it discontinue;

                             (iii) if any policy of insurance upon the Property or any part thereof from time to effected by the Landlord shall be canceled or about to be canceled by the insurer by reason of the use or occupation of the Leased Premises by the Tenant or any assignee, sub-tenant or licensee of the Tenant or anyone permitted by the Tenant to be upon Leased Premises and the Tenant after receipt of notice in writing from the Landlord shall have failed to take such immediate steps in respect of such use or occupation shall enable the Landlord to reinstate or avoid cancellation (as the case may be) of such policy of insurance,

                             (iv) the Leased Premises shall, without the prior written consent of the Landlord, be used by any other persons than the Tenant or its permitted assigns or sub-tenants or for purpose other than for which they were leased or occupied or by any persons whose occupancy is prohibited by this Lease,

                             (v) the Leased Premises shall be vacated or abandoned, or remain unoccupied without prior written consent of the Landlord for thirty (30) consecutive days or more while capable of being occupied,

                             (vi) the balance of the Term of this Lease or any of the goods and chattels of the Tenant located in the Leased Premises, shall at any time be seized in execution or attachment or

                             (vii) the Tenant shall make any assignment for the benefit of creditors or become bankrupt or insolvent or take the benefit of any statute for bankrupt or insolvent debtors or, corporation, shall take any steps or suffer any order to be made for its winding--up or other termination of its corporate existence; or a trustee, receiver or receiver-manager, or agent or other like person shall be appointed of any of the assets of the Tenant, the Landlord shall have the following rights and remedies all of which are cumulative and alternative and not to the exclusion of any other or additional rights and remedies in law or equity available to the Landlord by statute or otherwise.

                             (A) to remedy or attempt to remedy any default of the Tenant, and in so doing to make any payments due or alleged to be due by the Tenant to third parties and to enter upon the Leased Premises to do any work or other things therein, and in such event all reasonable expenses of the Landlord in remedying or attempting to remedy such default shall be payable by the Tenant to the Landlord on demand;

                             (B) with respect to unpaid overdue Rent, to the payment by the Tenant of the Rent and of interest (which said interest shall be deemed included herein in the term "Rent") thereon at a rate equal to the lesser of three percent (3%) above the prime commercial loan rate charged to borrowers having the highest credit rating from time to time by the Landlord's principal bank from the date upon which the same was due until actual payment thereof and the maximum amount allowed under the laws of the jurisdiction in which the Building is located; tenant to have 10 day grace period.

                             (C) to terminate this Lease forthwith. In the event that Landlord shall elect to so terminate this Lease then Landlord may recover from Tenant:

                                    (i)     the worth at the time of award of
                                            any unpaid rent which had been
                                            earned at time of such termination;
                                            plus
                                    (ii)    the  worth  at the  time of award of
                                            the amount by which the unpaid  rent
                                            which would have been  earned  after
                                            termination  until the time of award
                                            exceeds  the  amount of such  rental
                                            loss that Tenant  proves  could have
                                            been reasonably avoided; plus
                                    (iii)   the  worth  at the  time of award of
                                            the amount by which the unpaid  rent
                                            for the  balance  of the term  after
                                            the time of award exceeds the amount
                                            of such rent loss that Tenant proves
                                            could be reasonably avoided; plus
                                    (iv)    any other amount necessary to
                                            compensate  Landlord for all the
                                            detriment  proximately  caused by
                                            Tenant's failure to perform the
                                            Tenant obligations under this Lease
                                            or which in the  ordinary course of
                                            things would be likely to result
                                            therefrom. As used in sub-paragraphs
                                            l0(C)(i) and (ii) above, the "worth
                                            at the time of award" is computed by
                                            allowing  interest  at the  maximum
                                            rate permitted by law per annum. As
                                            used in  sub-paragraph  10(C)(iii)
                                            above, the "worth at the time of
                                            award" is computed by discounting
                                            such amount at the discount rate of
                                            the Reserve Bank of San Francisco
                                            at the time of award plus one
                                            percent (1%).
                             (D) to enter the Leased Premises as agent of the Tenant and as such agent to re-let to receive the rent therefor and as the agent of the Tenant to take possession furniture or other property thereon and upon giving ten (10) days written notice Tenant to store the same at the expense and risk of the Tenant or to sell or otherwise dispose of the same at public or private sale without further notice and to apply proceeds thereof and any rent derived from re-letting the Leased Premises upon account of the Rent due and to become due under this Lease and the Tenant shall be liable to the Landlord for the deficiency if any.
                             (E) to maintain Tenant's rights to possession and continue said Lease in full force and effect whether or not Tenant shall have abandoned the Leased Premises. In such event, Landlord shall be entitled to enforce all of its rights and remedies under this Lease including the right to recover Rent as it becomes due under the terms of the Lease.

                        (b) The Tenant shall pay to the Landlord on demand all costs and expenses, including a lawyers' fees and costs incurred by the Landlord in enforcing any of the obligations of the Tenant under this Lease.

                              ADDITIONAL PROVISIONS
Relocation of            11. (deleted)
Leased Premises

Subordination            12.  This  Lease and all rights of the Tenant
and Attornment           hereunder   are   subject   and   subordinate   to  all
                         under-lying  leases and charges,  or  mortgages  now or
                         hereafter existing (including charges, and mortgages by
                         way of  debenture,  note,  bond,  deeds  of  trust  and
                         mortgage  and  all  instruments  supplemental  thereto)
                         which may now or  hereafter  affect the Property or any
                         part  thereof  and  to  all  renewals,   modifications,
                         consolidations,  replacements  and  extensions  thereof
                         provided  the  lessor,  chargee,  mortgagee  or trustee
                         agrees to accept this Lease if not in  default;  and in
                         recognition  of the foregoing the Tenant agrees that it
                         will,  whenever  requested,   attorn  to  such  lessor,
                         chargee, mortgagee as a tenant upon all the terms of this Lease. The Tenant agrees to execute promptly whenever requested by the Landlord or by the holder of any such lease, charge, or mortgage an instrument of subordination or of attornment, as the case may be, as may be required of it.

Certificates             13. The Tenant  agrees  that it shall  promptly
                         whenever  requested by the  Landlord  from time to time
                         execute and deliver to the Landlord, and if required by
                         the  Landlord,  to  any  lessor,   chargee,   mortgagee
                         (including  any trustee) or other person  designated by
                         the Landlord,  an  acknowledgment  in writing as to the
                         then status of this Lease,  Including  as to whether it
                         is in full force and effect,  modified  or  unmodified,
                         confirming the Basic Rent and  Additional  Rent payable
                         hereunder  and  the  State  of  the  accounts   between
                         Landlord and the Tenant, the existence or non-existence of defaults, and any other matters pertaining to this Lease as to which the Landlord shall request an acknowledgment.

Of and Access            14. The  Landlord  shall be permitted at any time and
To the Leased  Premises  from time to time to enter and its authorized  agents, employees and contractors enter the Leased Premises for
                         the purposes of inspections, window cleaning,
                         maintenance, providing Janitorial  service,  making a
                         or improvements to the Leased Premises or the Property,
                         or to have access to utilities services (including  all
                         ducts  and  access panels (if any), which the Tenant
                         agrees not to and the Tenant shall provide free and
                         unhampered access for the purpose   and   untitled   to
                         compensation   for  Any inconvenience,  nuisance or
                         discomfort caused thereby. Landlord and its authorized agents and employees shall be permitted entry to the Leased Premises for the purpose of exhibiting them to prospective tenants. The Landlord in exercising rights under this paragraph shall do so to the extent reasonably necessary so as to minimize interference with the Tenant's use and enjoyment of the Leased
                         Premises provided that in emergency the Landlord or persons authorized by It may enter the Leased Premises without minimizing interference.

            Delay 15. Except as herein otherwise expressly provided, if and whenever and to the extent that either the Landlord or the Tenant shall be prevented, delayed or restricted in the any obligation hereunder in respect of the supply or provision of any service or utilities making of any repair, the doing of any work or any other thing (other than the payment moneys required to be paid by the Tenant to the Landlord hereunder) by reason of.

                           (a)      strikes or work stoppages;
                           (b) being unable to obtain any material, service, utility or labour required to fulfil obligation;
                           (c)any statute, law or regulation of, or inability to obtain any permission from government authority having lawful jurisdiction preventing, delaying or restricting such fulfillment;
                           or
                           (d)      other unavoidable occurrence.

                         the time for fulfillment of such obligation shall be extended during the period in which circumstance operates to prevent, delay or restrict the fulfillment thereof, and the other to this Lease shall not be entitled to compensation for any inconvenience, nuisance or discomfort thereby occasioned; provided that nevertheless the Landlord will use its best efforts to maintain services essential to the use and enjoyment of the Leased Premises and provided further that the Landlord shall be prevented, delayed or restricted in the fulfillment of any such obligation hereunder by reason of any of the circumstances set out in sub-paragraph (c) of this Paragraph 15 and to fulfill such obligation could not, in the reasonable opinion of the Landlord, be completed without substantial additions to or renovations of the Property, the Landlord may sixty (60) days written notice to the Tenant terminate this Lease.

Waiver 16. If either the Landlord or the Tenant shall overlook, excuse, condone or suffer any default, breach, non-observance, improper compliance or non-compliance by the other of any obligation hereunder, this shall not operate as a waiver of such obligation in respect of any continuing subsequent default, breach, or non-observance, and no such waiver shall be implied but shall only be effective if expressed in writing.

Sale, Demolition         17 (a) The term  "Landlord" as used in this
And Renovation           Lease, means only the owner for the time
                         being of the Property, so that in the event of any sale
                         or sales or transfer or  transfers  of the  Property or
                         the making of any lease or leases thereof,  or the sale
                         or sales or the transfer or transfers or the assignment
                         or  assignments  of any such lease or leases,  previous
                         landlords  shall  be and  hereby  are  relieved  of all
                         covenants and  obligations  of Landlord  hereunder.  It
                         shall be deemed and construed without further agreement
                         between the parties,  or their  successors in interest,
                         .or between the parties and the transferee or acquiror,
                         at any such sale, transfer or assignment,  or leasee on
                         the  making  of any such  lease,  that the  transferee,
                         acquiror  or lessee has assumed and agreed to carry out
                         any  and  all  of  the  covenants  and  obligations  of
                         Landlord  hereunder  to  Landlord's  exoneration,   and
                         Tenant shall thereafter be bound to and shall attorn to such transferee, acquiror or lessee, as the case may be, as Landlord under this Lease;

                         (b) Notwithstanding anything contained in this Lease to the contrary, in the event the Landlord intends to demolish or to renovate substantially all the Building, then the Landlord upon giving the Tenant one hundred and eighty (180) days written notice, shall have the right to terminate this Lease and this Lease shall thereupon expire on the expiration of one hundred and eighty (180) days from the date of the giving of such notice without compensation of an kind to the Tenant.

Public Taking            18. The Landlord and Tenant shall  co-operate,
                         each with the other, in respect of any Public Taking of
                         the  Leased  Premises  or any part  thereof so that the
                         Tenant may  receive  the  maximum  award to which it is
                         entitled  in law  for  relocation  costs  and  business
                         interruption  and so that the  Landlord may receive the
                         maximum award for all other  compensation  arising from
                         or  relating  to  such  Public  Taking  (including  all
                         compensation  for the value of the  Tenant's  leasehold
                         interest  subject to the Public  Taking) which shall be
                         the property of the Landlord,  and the Tenant's  rights
                         to  such   compensation  are  hereby  assigned  to  the
                         Landlord.  If  the  whole  or in  part  of  the  Leased
                         Premises  is  Publicly  Taken,  as between  the parties
                         hereto,  the  rights and  obligations  under this Lease
                         shall continue until the day on which the Public Taking
                         authority takes possession thereof. If the whole or any
                         part of the Leased  Premises  is  Publicly  Taken,  the
                         Landlord  shall have the  option,  to be  exercised  by
                         written  notice to the Tenant,  to terminate this Lease
                         and such termination  shall be effective on the day the
                         Public Taking  authority takes  possession of the whole
                         or the portion of the Property Publicly Taken. Rent and
                         all other  payments shall be adjusted as of the date of
                         such  Public  Taking,  vacate the Leased  Premises  and
                         surrender  the Landlord,  with the Landlord  having the
                         right to  re-enter  and  repossess  the  Leased and all
                         other payments shall be adjusted as of the date of such
                         termination  and discharged of this Lease and to remove
                         all  persons  therefrom.   In  this  paragraph  "Public
                         Taking" shall include expropriation and condemnation and shall include a sale by the Landlord to an authority with powers of expropriation, condemnation or taking, in lieu of or under threat of expropriation or taking and "Publicly Taken" shall have a corresponding meaning.

Registration  of  Lease  19.  The  Tenant  agrees  with  the
                         Landlord not to register this Lease in any recording office and not to register notice of this Lease in any form without the prior written consent of the Landlord. If such consent is provided such notice of Lease or caveat shall be in such form as the Landlord shall have approved and upon payment of the Landlord's reasonable fee for same and all applicable transfer or recording taxes or charges. The Tenant shall remove and discharge at Tenant's expense registration of such a notice or caveat at the expiry or earlier termination of the Term, and in and in the event of Tenant's failure to so remove or discharge such notice or caveat after ten
                         (10) days written notice by Landlord to Tenant, the Landlord may in the name and on behalf of the Tenant execute a discharge of such a notice or caveat in order to remove and discharge such notice of caveat and for the purpose thereof the Tenant hereby irrevocably constitutes and appoints any officer of the Landlord the true and lawful attorney of the Tenant.

Lease Entire Agreement   20. The Tenant acknowledges that there
                         are   no   covenants,   representations,    warranties,
                         agreements or conditions express or implied, collateral
                         or otherwise forming part of or in any way affecting or
                         relating  to this  Lease save as  expressly  set out in
                         this Lease and Schedules  attached hereto and that this
                         Lease  and  such   Schedules   constitute   the  entire
                         agreement between the Landlord and the Tenant and may not be modified except as herein explicitly provided or except by agreement in writing executed by the Landlord and the Tenant.

Notices                  21. Any notice, advice, document or writing required
                         or contemplated by any provision hereof shall be given in writing and if to the Landlord, either delivered personally to an officer of the Landlord or mailed by prepaid mail addressed to the Landlord at the said local office address of the Landlord shown above, and if to the Tenant, either delivered personally to the Tenant (or to an officer of the Tenant, if a corporation) or mailed by prepaid mail addressed to the Tenant at the Leased Premises, or if an address of the Tenant is shown in the description of the Tenant above, to such address. Every such notice, advice, document or writing shall be deemed to have been given when delivered personally, or if mailed as aforesaid, upon the fifth day after being mailed. The Landlord may from time to time by notice in writing to Tenant designate another address as the address to which notices are to be mailed to it, or specify with greater particularity the address and persons to which such notices are to be mailed and may require that copies of notices be sent to an agent designated by it. The Tenant may, if an address of the Tenant is shown in the description of the Tenant above, from time to time by notice in writing to the Landlord, designate another address as the address to which notices are to be mailed to it, or specify with greater particularity the address to which such notices are to be mailed.

Interpretation           22. In this  Agreement  "herein,"  "hereof,"
                         "hereby,"  "hereunder,"  "hereto,"   "hereinafter"  and
                         similar  expressions refer to this Lease and not to any
                         particular paragraph,  clause or other portion thereof,
                         unless  there is  something  in the  subject  matter or
                         context inconsistent  therewith;  and the parties agree
                         that  all of the  provisions  of this  Lease  are to be
                         construed as covenants  and  agreements as though words
                         importing such  covenants and  agreements  were used in
                         each  separate  paragraph  hereof,  and that should any
                         provision or provisions of this Lease be illegal or not
                         enforceable it or they shall be considered separate and
                         severable  from the Lease and its remaining  provisions
                         shall  remain  in force  and be  binding  upon  parties
                         hereto as though the said  provision or provisions  had
                         never been  included,  and  further  that the  captions
                         appearing  for the  provisions  of this Lease have been
                         inserted as a matter of  convenience  and for reference
                         only and in no way  define,  limit or enlarge the scope
                         or meaning of this Lease or of any provision hereof.
Extent of Lease          23. This Agreement and everything  herein contained
                         shall enure to the benefit of and be obligations
                         binding  upon  the  respective  heirs, executors,
                         administrators, successors, assigns and other legal
                         representatives,  as the case may be, of each and every
                         of the  parties  hereto,  subject  to the  granting  of
                         consent by the Landlord to any  assignment or sublease,
                         and every  reference  herein to any party  hereto shall
                         include   the   heirs,    executors,    administrators,
                         successors, assigns and other legal representatives of such party, and where there is more than one tenant or there a male or female party the provisions hereof shall be read with all grammatical changes thereby rendered necessary and all covenants shall be deemed joint and several.

Use and  Occupancy       24. If the  Tenant shall for any  reason  use or occupy
Prior to Term            the Leased Premises in any  prior to the
                         commencement of the Term without there being an existing lease between the Landlord and Tenant under which the Tenant has occupied the Leased Premises, then during such prior use or occupancy the Tenants shall be Tenant of the Landlord and shall be subject to the same covenants and agreements in this Lease mutatis mutandis.

Schedules                25.  The provisions of the following Schedules attached
                         hereto shall form part of this Lease as if the same were embodied herein:
                             Schedule "A" - Legal  Description of Lands
                             Schedule "B" - Outline  of Leased  Premises
                             Schedule "C" - Taxes payable by Landlord and Tenant Schedule "D" - Services and Costs
                             Schedule "E" - Rules  and Regulations
                             Schedule "F" - Leasehold  Improvements
                             Schedule "G" - Not  Applicable
                             Schedule "H" - Not Applicable
                             Schedule "I" - Not Applicable
                             Schedule "J" - Not Applicable
                             Schedule "K" - Basic Rent Free Period
                             Schedule "L" - Additional Provisions

IN WITNESS WHEREOF the parties hereto have executed this Agreement

                                    Landlord:
                                    THE INTEGRITY FUND

Witness as to signing               by  Signature/s/
by Landlord                         Title: President


                                    Tenant: Beta Capital Croup, Inc.


Witness as to signing by            by Signature/s/Steve Antry
                                    Tenant or officer(s) of Tenant
                                    Title: President

                                    by Signature ___________________________
                                                          Title

                                  SCHEDULE "A"

                      (Legal Description - 901 DOVE STREET)


THE LAND SITUATED IN THE STATE OF CALIFORNIA, COUNTY OF ORANGE, CITY OF NEWPORT BEACH AND DESCRIBED AS FOLLOWS:

PARCEL 1 AS SHOWN ON A MAP THEREOF FILED IN BOOK 59, PAGE 2(pound) OF PARCEL MAPS, RECORDS OF SAID ORANGE COUNTY, CALIFORNIA.

                                  SCHEDULE "B"

                    (Plan of Leased Premises Outlined in red)

[drawing of Leased Premises]
901 Dove Second Floor Plan
                                                 Building Name:

                                  SCHEDULE "C"
                      Taxes Payable by Landlord and Tenant

Tenant's Taxes 1.              (a) The Tenant  Covenants  to pay all Tenant's
                         Taxes, as, and when the same becomes payable. Where any Tenant's Taxes are payable by the Landlord to the relevant taxing authorities, the Tenant covenants to pay the amount thereof to the Landlord.

                               (b) The Tenant  covenants to pay the Landlord the
                         Tenant's Proportionate Share of the excess of the amount of the Landlord's Taxes in each Fiscal Period over the Landlord's Taxes in the "Base Year" (as hereinafter defined).

                               (c) The Tenant  covenants  to pay to the Landlord
                         the Tenant's Proportionate Share of the costs and expenses (including legal and other professional fees and interest and penalties on deferred payments) incurred in good faith by the Landlord in contesting, resisting or appealing any of the Taxes.

Landlord's Taxes               (d) The Landlord  covenants to pay all Landlord's
                         Taxes subject to the payments on account of Landlord's Taxes required to be made by the Tenant elsewhere in this lease. The Landlord may appeal any official assessment or the amount of any Taxes or other taxes based on such assessment and relating to the Property. In connection with any such appeal, the Landlord may defer payment of any Taxes other taxes, as the case may be, payable by it to the extent permitted by law, and the Tenant shall co-operate with the Landlord and provide the Landlord with all relevant information reasonably required by the Landlord in connection with any such appeal.

Separate Allocation            (e) In the event that the Landlord is unable
                         to obtain from the taxing authorities any separate allocation of Landlord's Taxes, Tenant's Taxes or assessment as required by the Landlord to make calculations of Additional Rent under this Lease, such allocation shall be made by the Landlord reasonably and shall he conclusive.

Information                     (f)  Whenever  requested  by the  Landlord,  the
                         Tenant shall deliver to it receipts for payment of all the Tenant's Taxes and furnish such other information in connection therewith as the Landlord may reasonably require.
Tax Adjustment                  (g) If the Building has not been taxed as a
                         completed and fully occupied building for any Fiscal Period, the Landlord's Taxes will be determined by the Landlord as if the Building had been taxed as a completed and fully occupied building for any such Fiscal Period.

Definition               2.    In this Lease:

                               (a) "Landlord  Taxes" shall mean the aggregate of
                         all Taxes attributed to the Property, or the Landlord in respect thereof and including, without limitation, any amounts imposed, assessed or charged in substitution for or in lieu of any such Taxes, but excluding such taxes as capital gain taxes, corporate income, profit or excess profit taxes to the extent such taxes are not levied in lieu of any of the foregoing against the Property or the Landlord in respect thereof.

                               (b)"Taxes" shall mean all taxes,  rates,  duties,
                         levies, fees, charges, local improvement rates, capital taxes, rental taxes and assessments whatsoever including fees, rents, and levies for air rights and encroachments on or over municipal property imposed, assessed, levied or charged by any school, municipal, regional, state, provincial, federal, parliamentary, or other body, corporation, authority, agency or commission provided that any such local improvement rates, assessed and paid prior to or in the Base Year shall be excluded from the Base Year and any year during the Term, and provided further "Taxes" shall not include any special utility, levies, fees or charges imposed, assessed, levied or charged which are directly associated with initial construction of the Property.

                             (c)"Tenant's Taxes" shall mean the aggregate of:
                                  (i) all Taxes (whether imposed upon the Landlord or the Tenant) attributable personal property, trade fixtures, business, income, occupancy, or sales of the Tenant or any other occupant of the Leased Premises, and to any Leasehold Improvement or fixtures installed by or on behalf of the Tenant within the Leased Premises, and to the use by the Tenant of any of the Property, and

                                  (ii) the amount by which Taxes (whether imposed upon the Landlord or the are increased above the Taxes which would have otherwise been payable as a result of the Leased Premises or the Tenant or any other occupant of the Leased Premises being taxed or assessed in support of separate schools.

                             (d)"Tenant's Proportionate Share" shall mean Seven Point Twelve percent (7.12%) subject to adjustment as determined solely by the Landlord and notified to the Tenant in writing for physical increases or decreases in the total rentable area of the
                             Property and the rentable area of the Leases Premises shall exclude areas designated (whether or not rented) for parking and for storage.

                             (e)"Base Year" as used is this schedule shall mean calendar year 1994

                                  SCHEDULE "D"
                               Services and Costs


                         1. The Landlord covenants with the Tenant:

Interior Climate Control (a) To maintain in the Leased Premises conditions  of  reasonable  temperature  and comfort in
                         accordance  with good  standards  applicable  to normal
                         occupancy  of premises for office  purposes  subject to
                         governmental  regulations during hours to be determined
                         by  Landlord  (but to be at least the  hours  from 8:00
                         a.m. to 6:00 p.m. from Monday to Friday  inclusive with
                         the exception of holidays, Saturdays and Sundays), such
                         conditions  to be  maintained  by means of a system for
                         heating and cooling, filtering and circulating air; the
                         Landlord   shall   have  no   responsibility   for  any
                         inadequacy  of   performance  of  said  system  if  the
                         occupancy  of the  Leased  Premises  or the  electrical
                         power or other energy  consumed on the Leased  Premises
                         for  all  purposes   exceeds   reasonable   amounts  as
                         determined  by  the  Landlord  or the  Tenant  installs
                         partitions or other  installations  in locations  which
                         interfere  with the proper  operation  of the system of
                         interior  climate  control or if the window covering on
                         exterior windows is not kept fully closed;
Janitor Service          (b) To provide janitor and cleaning services to
                         the Leased Premises and to common areas of the Building
                         consisting  of reasonable  services in accordance  with
                         the standards of similar office buildings;
Elevators, Lobbies, etc. (c) To keep available the following facilities for use by the Tenant and its employees, invitees in common
                         with other persons entitled thereto:
                             (i)passenger and freight  elevator  service to each
                                floor upon which the Leased Premises are located provided such service is installed in the Building and provided that the Landlord may prescribe the hours during which and the procedures under freight elevator service shall be available and may limit the number of elevators. providing Service outside normal business hours;
                             (ii)  common  entrances,   lobbies,  stairways  and
                                corridors giving access to the Building and the Leased Premises, including such other areas from time to time which may be provided by the Landlord for common use and enjoyment within the Property;
                             (iii)the  washrooms as the Landlord may assign from
                                time to time which are standard to the Building, provided that the Landlord and the Tenant acknowledge that where an entire floor is leased to the Tenant or some other tenant the Tenant or such other tenant, as the case may be, may exclude others from the washrooms thereon.

Electricity              2.  (a) The Landlord covenants with the Tenant to
                                 furnish electricity to the Leased
                                 Premises for  normal  office  use for
                                 lighting and for office equipment capable of operating from the circuits available to the Leased Premises and standard to the building continuously;
                             (b) The amount of electricity consumed on the
                                 Leased Premises in excess of
                                 electricity required by the Tenant for normal office use shall be as determined by the Landlord acting reasonably or by a metering device expense. The Tenant shall pay the Landlord for any such excess electricity on demand.
                             (c) (deleted)
                             (d)  In  calculating   electricity  costs  for  any
                                  Fiscal Period, if less than one hundred percent (100%) of Building is occupied by tenants, then the amount of such electricity costs shall be deemed for the purposes of this Schedule to be increased to an amount equal to like electricity costs which normally would be expected by the Landlord to have incurred had such occupancy been one hundred percent (100%) during such entire period.

                    3    The  Landlord  shall  maintain  and keep in repair  the
                         facilities  required  for  the  provision  of  interior
                         climate   control,   elevator  (if   installed  in  the
                         Building), and other services referred to sub paragraph
                         (a) and (c) of  paragraph  1 and  sub-paragraph  (a) of
                         paragraph  2 of this  Schedule in  accordance  with the
                         standards of office  buildings  similar to the Building
                         but  reserves  the  right  stop the use of any of these
                         facilities and the supply of the corresponding services
                         when  necessary  by reason of accident or  breakdown or
                         during   the   making  of   repairs,   alterations   or
                         improvements,   in  the  reasonable   judgment  of  the
                         Landlord  necessary or desirable to be made,  until the
                         repairs,  alterations or  improvements  shall have been
                         completed to the satisfaction of the Landlord.
Additional Services      4.      (a)The Landlord may (but shall not be obliged)
                                    on request of the Tenant supply services or materials to the Leased Premises and the Property which are not provided for under this Lease and which are used by the Tenant (the "Additional Services") including without limitation,
                                    (i)   replacement of tubes and ballasts;
                                    (ii)  carpet shampooing;
                                    (iii) drapery cleaning;
                                    (iv)  locksmithing;
                                    (v)   removal of bulk garbage;
                                    (vi)  picture hanging; and
                                    (vii) special security arrangement.

                                   (b) When Additional  Services arc supplied or
                                       furnished  by  the   Landlord,   accounts
                                       therefor   shall  be   rendered   by  the
                                       Landlord  and  shall  be  payable  by the
                                       Tenant to the Landlord on demand.  In the
                                       event  the  Landlord  shall  elect not to
                                       supply or  furnish  Additional  Services,
                                       only persons with prior written  approval
                                       by the Landlord (which approval shall not
                                       be   unreasonably   withheld)   shall  be
                                       permitted  by the  Landlord or the Tenant
                                       to supply or furnish Additional  Services
                                       to  the  Tenant  and  the  supplying  and
                                       furnishing   shall  be   subject  to  the
                                       reasonable rules fixed by the Landlord with which the Tenant undertakes to cause compliance and to comply.

Operating Charges        5. (a) The Tenant  covenants to pay to the Landlord the
                                Tenant's Proportionate Share of the excess
                                of the amount of the Operating Costs in each Fiscal Period over the Operating Costs in the "Base Year" (as hereinafter defined), the increase in Operating Cost shall not exceed 7% of the increase of the previous fiscal period, and shall be subject to the original base year defined in the Lease dated November 23, 1993.
                            (b) Lease  Operating  costs"  shall  mean all costs
                                incurred or which will he incurred by the Landlord in the maintenance, operation, administration and management of the Property including without limitation:

                               (i)  cost of heating, ventilating and
                               air-conditioning;
                               (ii) cost of water and sewer charges;
                               (iii)cost of insurance carried by the Landlord pursuant to paragraph 9(a) of this Lease and cost of any deductible amount paid by the Landlord in connection with each claim made by the Landlord under such insurance;
                               (iv) costs of building office expenses, including
                               telephone,   rent, stationery and supplies,
                               (v) cost of fuel;
                               (vi)costs of all elevator and escalator (if
                               installed in the Building) maintenance and
                               operation;
                               (vii) costs of operating staff, management staff
                               and other   administrative personnel,  including
                               salaries, wages, and fringe benefits;
                               (viii)cost of  providing  security;
                               (ix) cost of providing janitorial services, window cleaning, garbage and snow removal and pest control and replacement of building standard tubes and ballasts
                               (x) cost of supplies and  materials;
                               (xi) cost of decoration of  common  areas;
                               (xii)  cost  of  landscaping;
                               (xiii) cost of maintenance and operation of the parking area;
                               (xiv)cost of consulting, and professional fees including expenses;
                               (xv) cost of replacements, additions and modifications unless otherwise included under paragraph 6, and cost of repair.

                             (c) In this  Lease  there  shall be  excluded  from
                               Operating  Costs the  following:
                               (i) interest on debt and capital retirement of
                                   debt;
                               (ii)such of the  Operating   Costs  as  are
                                   recovered   from insurance proceeds; and
                               (iii) costs as determined by the Landlord of
                                   acquiring  tenants  for the Property.

                    6.   (Deleted)
                    7. In calculating Operating Costs for any Fiscal Period including the Base Year, if less than one hundred percent (100%) of Building is occupied by tenants, then the amount of such Operating Costs shall be deemed for the purposes of this Schedule to be increased to an amount equal to the like Operating Costs which normally would be expected by the Landlord to have been incurred had such occupancy been one hundred percent (100%) during such entire period.
                    8.   In this Lease
                         (i) "Tenant's  Proportionate Share" shall mean (7.12%)
                             subject to adjustment as determined solely by the Landlord and notified to the Tenant in writing for physical increases or decreases in the total rentable area of the Property provided that total rentable area of the Property and the rentable area of the Leased Premises shall exclude areas designated (whether or not rented)for parking and for storage.
                         (ii) "Base Year' shall mean calendar year 1994 1993.

                                  SCHEDULE "E"
                              Rules and Regulations

                    1. The sidewalks, entry passages, elevators (if installed in the Building) and common stairways shall not be obstructed by the Tenant or used for any other purpose than for ingress and egress to and from the Leased Premises. The Tenant will not place or allow to be placed in the corridors or public stairways any waste paper, dust, garbage, refuse or anything whatever.
                    2. The washroom  plumbing fixtures and other water apparatus shall not be used for any other than those for which they were constructed, and no. sweepings, rubbish, rags, ashes substances shall be thrown therein. The expense of any damage resulting by misuse by the shall be borne by the Tenant.
                    3. The Tenant  shall  permit  window  cleaners  to clean the windows of the, Leased Premises during normal business hours.
                    4. No  birds  or  animals  shall  be kept  in or  about  the
               Property nor shall the Tenant operate or permit to be operated any musical or sound producing instruments or device or make or any improper noise inside or outside the Leased Premises which may be heard outside Leased Premises.
                    5. No one  shall use the  Leased  Premises  for  residential purposes, or for the storage of personal effects or articles other than those required for business purposes.
                    6. All persons entering and leaving the Building at any time other than during normal business hours shall register in the books which may be kept by the Landlord at or near the night entrance and the Landlord will hive the right to prevent any person from entering or leaving the Building or the Property unless provided with a key to the premises to which such person seeks entrance and a pass in a form to be approved by the Landlord. Any persons found in the Building at times without such keys and passes will be subject to the surveillance of the employees and agents of the Landlord.
                    7. No  dangerous  or  explosive  materials  shall be kept or permitted to be kept in the Leased Premises.
                    8. The Tenant  shall not and shall not permit any cooking in the Leased Premises. The Tenant shall not install or permit the installation or use of any machine dispensing goods for sale in Leased Premises without the prior written approval of the Landlord. Only persons authorized by the Landlord shall be permitted to deliver or to use the elevators (if installed in the Building) for the purpose of delivering food or beverages to the Leased Premises.
                    9. The  Tenant  shall not  bring in or take  out,  position, construct, install or move any business machine or other heavy office equipment without first obtaining the prior written consent of the Landlord. In giving such consent, the Landlord shall hive the right in its sole discretion, to prescribe the weight permitted and the position thereof, and the use and design of planks, skids or platforms to distribute the weight thereof. All damage done to the Building by moving or using any such heavy equipment or other office equipment or furniture shall be repaired at the expense of the Tenant. The moving of all heavy equipment or other of equipment or furniture shall occur only at times consented to by the Landlord and the person employed to move the same in and out of the Building must be acceptable to the Landlord. Safes and other heavy office equipment will be moved through the halls and corridors only upon steel bearing plates. No freight or bulky matter of any description will be received into the Building carried in the elevators (if installed in the Building) except during hours approved by the Landlord.
                    10. The Tenant shall give the Landlord  prompt notice of any accident to or any defect in the plumbing, heating, air-conditioning, ventilating, mechanical or electrical apparatus or any other part of the Building.
                    11. The parking of automobiles shall be subject to reasonable regulations the Landlord. The Landlord shall not be responsible for damage to or theft of any car, its accessories or contents whether the same be the result of negligence or otherwise.
                    12. The Tenant shall not mark, drill into or in any way deface the walls, ceilings, partitions, floors or other parts of the Leased Premises and the Building. except for reasonable wear and tear.
                    13. Except with the prior  written  consent of the Landlord, no tenant shall use or engage a person or persons other than the janitor or janitorial contractor of the Landlord for the purpose of any cleaning of the Leased Premises.

                    14. If the Tenant desires any  electrical or  communications wiring, the Landlord reserves the right to direct qualified persons as to where and how the wires are to be introduced, and without such directions no borings or cutting for wires shall take place. No other wires or pipes shall be introduced without the prior written consent of the Landlord.
                    15. The Tenant shall not place or cause to be placed any additional locks upon any doors of the Leased Premises without the approval of the Landlord and subject to any conditions imposed by the Landlord. Additional keys may be obtained from the Landlord at the cost of the Tenant.
                    16. The Tenant shall be entitled to have its name shown upon the directory board of the Building and at one of the entrance doors to the Leased Premises, all at the Tenant's expense, but the Landlord shall in its sole discretion design the style of such identification and allocate the space on the directory board for the Tenant.
                    17. The Tenant shall keep the sun drapes (if any) in a closed position at all times. The Tenant shall not interfere with or obstruct any perimeter heating, air conditioning or ventilating units.
                    18. The Tenant shall not conduct,  and shall not permit any, canvassing in the Building.
                    19.  The  Tenant  shall take care of the rugs and drapes (if any) in the Lease Premises and shall arrange for the carrying out of regular spot cleaning and shampooing of carpets and dry cleaning of drapes in a manner acceptable to the Landlord.
                    20. The Tenant shall  permit the periodic  closing of lanes, driveways and passages for the purpose of preserving the Landlord's rights over such lanes, driveways and passages.
                    21. The Tenant shall not place or permit to be placed any sign, advertisement, notice display on any part of the exterior of the Leased Premises or elsewhere if such sign, advertisement, notice or other display is visible from outside the Leased Premises without the prior consent of the Landlord which may be arbitrarily withheld. The Tenant, upon request Landlord, shall immediately remove any sign, advertisement, notice or other display which the Tenant has placed or permitted to be placed which, in the opinion of the Landlord, is objectionable, and if the Tenant shall fail to do so, the Landlord may remove the same expense of the Tenant.
                    22. The Landlord shall have the right to make such other and further reasonable rule regulations and to alter the same as in its judgment may from time to time be needful of safety, care, cleanliness and appearance of the Leased Premises and the Building and for the preservation of good order therein, and the same shall be kept and observed by the tenants employees and servants. The Landlord also has the right to suspend or cancel any or rules and regulations herein set out.

                                  SCHEDULE "F"

                             Leasehold Improvements

Definitions of           1. For purposes of this Lease, the term "Leasehold ,
Leasehold                Improvements" includeswithout limitation all fixtures,
Improvements             improvements, installations, alterations and additions
                         from time to time made, erected or installedby or on behalf of the Tenant, or any previous occupant of the Leased Premises and by or on behalf of other tenants in other premises in the Building (including the Landlord if an occupant of the Building), including all partitions, doors and hardware however affixed, and whether or not movable, all mechanical, electrical and utility installations and all carpeting and drapes with the exception only of furniture and equipment not of the nature of fixtures.

Installation  of         2. The Landlord shall include  in the  Leased  Premises
Improvements             the "Landlord's Work" (as hereinafter  defined).  The
and Fixtures             Tenant shall not make,  erect, install or alter any
                         Leasehold  Improvements in the Leased Premises without
                         having requested and obtained the Landlord's prior
                         written approval. The Landlord's approval shall not, if
                         given,  under  any  circumstances  be  construed  as  a
                         consent to the Landlord  having its estate charged with
                         the cost of work. The Landlord  shall not  unreasonably
                         withhold its approval to any such request,  but failure
                         to comply with the Landlord's  reasonable  requirements
                         from time to time for the Building  shall be considered
                         sufficient  reason for  refusal.  In making,  erecting,
                         installing or altering any Leasehold  Improvements  the
                         Tenant shall not, without the prior written approval of
                         the Landlord, alter or interfere with any installations
                         which  been made by the  Landlord  or others  and in no
                         even:  shall alter or interfere  with window  coverings
                         (if  any) or  other  light  control  devices  (if  any)
                         installed in the Building.  The Tenant  request for any
                         approval  hereunder shall be in writing and accompanied
                         by an adequate  description  of the  contemplated  work
                         and,   where   appropriate,    working   drawings   and
                         specifications thereof. If the Tenant requires from the
                         Landlord  drawings or specifications of the Building in
                         connection  with  Leasehold  Improvements,  the  Tenant
                         shall pay the cost  thereof to the  Landlord on demand.
                         Any  reasonable  costs  and  expenses  incurred  by the
                         Landlord  in  connection  with the  Tenant's  Leasehold
                         Improvements  shall  be  paid  by  the  Tenant  to  the
                         Landlord  on demand.  All work to be  performed  in the
                         Leased   Premises   shall  be  performed  by  competent
                         contractors  and  sub-contractors  of whom the Landlord
                         shall have approved in writing prior to commencement of
                         any work, such approval not to be unreasonably withheld
                         (except the Landlord  may require  that the  Landlord's
                         contractors  and  sub-contractors  be  engaged  for any
                         mechanical or electrical  work) and by workmen who have
                         labour  union  affiliations  that are  compatible  with
                         those  affiliations (if any) of workmen employed by the
                         Landlord and its contractors and  sub-contractors.  All
                         such work  including the delivery,  storage and removal
                         of  materials   shall  be  subject  to  the  reasonable
                         supervision  of the  Landlord,  shall be  performed  in
                         accordance   with   any   reasonable    conditions   or
                         regulations imposed by the Landlord including,  without
                         limitation,  payment on demand of a  reasonable  fee of
                         the  Landlord  for  such  supervision,   and  shall  be
                         completed in goof and workmanlike manner in accordance with the description of the work approved by the Landlord and in accordance with all laws, regulations and by-laws of all regulatory authorities. Copies of required building permits or authorizations shall be obtained by the Tenant at its expense and copies thereof shall be provided to the Landlord. No locks shall installed on the entrance doors or in any doors in the Leased Premises that are not keyed to Building master key system.

Liens and Encumbrances   3. In connection with the making, erection,
On Improvements and      installation or alteration of Leasehold Improvements
Fixtures                 and all other work or  installations made by or for the
                         Tenant in the Leased Premises the Tenant shall comply
                         with all the provisions of the mechanics lien and other
                         similar statutes from time to time applicable  thereto
                         (including  any  proviso   requiring  or  enabling  the
                         retention  by way of  holdback  of portions of any sums
                         payable)  and,  except as to any such  holdback,  shall
                         promptly pay all accounts relating thereto.  The Tenant
                         will  not  create  any   mortgage,   conditional   sale
                         agreement  or  other  encumbrance  in  respect  of  its
                         Leasehold  Improvements  or, without written consent of
                         the  Landlord,  with respect to its trade  fixtures nor
                         shall the Tenant  take any action as a  consequence  of
                         which any such mortgage,  conditional sale agreement or
                         other  encumbrance  would attach to the Property or any
                         part  thereof.  If and whenever any  mechanics or other
                         lien for work,  labour,  services or materials supplied
                         to or for the  Tenant  or for the  cost  of  which  the
                         Tenant  may be in any liable or claims  therefor  shall
                         arise or be filed  or any  such  mortgage,  conditional
                         sale agreement or other encumbrance  shall attach,  the
                         Tenant shall within  twenty (20) days after  submission
                         by the Landlord of notice thereof procure the discharge
                         thereof, including any certificate of action registered
                         in respect of any lien,  by payment or giving  security
                         in such other manner as may be required or permitted by
                         law, and failing which the Landlord may avail itself of
                         any of its remedies hereunder for default of the Tenant
                         and  may  make  any   payment  or  take  any  steps  or
                         proceedings required to procure the discharge of any such liens or encumbrances, and shall be entitled to be repaid by the Tenant on demand far any such payments and to be paid on demand by the Tenant for all costs and expense: in connection with steps or proceedings taken by the Landlord and the Landlord's right to reimbursement and to payment shall not be affected or impaired if the Tenant shall then or subsequently establish or claim tat any lien or encumbrances so discharged was without merit or excessive or subject to any abatement, set-off or defence. The Tenant agrees:
                         to indemnify the Landlord from all claims, costs and expenses which may be incurred by the Landlord in any proceeding: brought by any person against the Landlord alone or with another or others for or in respect of work, labour, services or materials supplied to or for the Tenant.

Removal of               4. All Leasehold Improvements in or upon the Leased
Improvements  and        Premises shall immediately upon their placement be and
Fixtures                 become the Landlord's property without compensation
                         therefor to the Tenant. Except to the extent otherwise
                         expressly agreed by the Landlord in writing, no
                         Leasehold   Improvements,   furniture  or equipment
                         shall  be  removed  by the  Tenant  from the
                         Leased  Premises  either during or at the expiration or
                         sooner termination of the Term except that:
                             (a) the Tenant, shall, prior to the end of the Term, remove such of the Leasehold Improvements and trade fixtures in the Leased Premises as the Landlord shall be require to be removed and
                             (b) the Tenant may, at the times appointed by the Landlord and :subject to availability of elevators (if installed in the Building), remove its furniture and equipment at the end of the Term, and also during the Term in the usual and normal course of its business where such furniture or equipment has become excess for the Tenant's purposes or the Tenant is substituting therefor new furniture and equipment.

                         The Tenant shall, in the case of every removal, mike good at the expense of the Tenant any damage caused to the Property by the installation and removal. In the event of the Non-removal by the end of the Term, or sooner termination of this Lease, of such trade fixtures or Leasehold Improvements as required by the Landlord of the Tenant to be removed, the Landlord shall have the option, in addition to its other remedies under this Lease to declare to the Tenant that such trade fixtures are the property of the landlord and the landlord upon such a declaration may dispose of such trade fixtures and retain any proceeds of disposition as security for the Debts, Liabilities and Obligations and the Tenant shall be liable to the Landlord far any expenses incurred by the Landlord.

                         5. For the purpose of this Lease,
                               (a) the term "Tenant's Work" shall mean all work required to be done to complete the Leased Premises for occupancy by the Tenant excluding the "Landlord's Work" (as hereinafter defined).

                               (b) the term "Landlord's Work" shall mean:

                               Suite #225
                               1)   Add three new doors - painted black.
                               2)   Paint suite to match existing.
                               3)   Remove curtains and add new mini-blinds.
                               4)   New carpet in suite.
                               5)   Add eggcrate lens to existing  fixtures.
                               6) Demo louvered doors and shelves / patch and paint demo.
                               7) All must be cleaned. All improvements must match existing suite #230, inclusive of paint, carpets, shelves, doors and mini-blinds.
                               8)   Clean exterior windows and sills.

                      The  above   "Landlord's   Work"  shall  be  completed  at
Landlord's sole cost and expense.

                                  SCHEDULE "L"

                              ADDITIONAL PROVISIONS

1) Should landlord be grossly negligent in meeting its obligation to provide a safe, clean, well-kept operating environment and provided tenant notifies landlord in writing, and allows landlord 45 days to satisfactorily address the failure, and provided tenant is not in default of its own obligations under the lease, landlord warrants that tenant will be allowed to move out of the lease premises 100 days after the date of tenants initial notice of negligence and no further rent payments will be required.

2) If at any time occupancy of 901 Dove falls below 50% for a period of 60 consecutive days landlord is obligated to immediately inform the tenant in writing and tenant has the right to terminate the lease with a 90 day notice

3) Tenant has an option to renew the lease for two additional years at a rate of $1.35 per foot.

4) Agreed upon improvements which have not yet been completed will be completed as of the following dates:
               a)    Suite 225:
                        Inside white  mini-blinds - October 14, 1994-done
                        Inside brown mini-blinds - October 14, 1994 -done
               b)    Suites 230 & 225:
                         Clean all exterior windows and sills - December 15,1994 In the event the above items are not completed by the listed dates, tenant has the right to have the work completed for a reasonable amount, and deduct that amount from the subsequent rent payment.

5) Tenant has the right to building signage on the exterior facia on Dove Street, on the top floor in the event that the current signage rights are not exercised within the terms of their existing lease or their renewed lease within one year, and in the event the signage rights are not exercised by a new tenant with 25% of total square footage within one year. Any signage must be approved by landlord for aesthetic purposes prior to being put on the building.